UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): April 22, 2004


                                WELLCHOICE, INC.
             (Exact name of registrant as specified in its charter)




        DELAWARE                    001-31513           71-0901607
(State or other jurisdiction of    (Commission       (I.R.S. Employer
incorporation or organization)     File Number)     Identification Number)


                11 WEST 42ND STREET
                 NEW YORK, NEW YORK                    10036
     (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (212) 476-7800


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits. The following exhibit to this Current Report on Form 8-K is not being filed but is furnished pursuant to Items 9 and 12 below:

            Exhibit No.                  Description
            -----------                  -----------

               99.1 Press release dated April 22, 2004, announcing the termination of discussions with Oxford Health Plans, Inc. regarding a potential acquisition of Oxford Health Plans, Inc.

               99.2 Press release dated April 22, 2004, announcing the 2004 first quarter financial results.


ITEM 9.  REGULATION FD DISCLOSURE.

           On April 22, 2004, WellChoice, Inc., a Delaware corporation, issued a press release announcing the termination of its discussions with Oxford Health Plans, Inc. regarding a potential acquisition of Oxford Health Plans, Inc. A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and this Item 12, "Results of Operations and Financial Condition."

           On April 22, 2004, WellChoice also issued a press release announcing its 2004 first quarter financial results. A copy of the press release is included as Exhibit 99.2 to this report.

           All of the information furnished in this report and the accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 22, 2004                        WELLCHOICE, INC.
                                             (Registrant)



                                              By: /s/ John W. Remshard
                                                  ------------------------------
                                                  John W. Remshard
                                                  Senior Vice President
                                                  and Chief Financial Officer





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
                                  EXHIBIT INDEX


            Exhibit No.                  Description
            -----------                  -----------

               99.1 Press release dated April 22, 2004, announcing the termination of discussions with Oxford Health Plans, Inc. regarding a potential acquisition of Oxford Health Plans, Inc.

               99.2 Press release dated April 22, 2004, announcing the 2004 first quarter financial results.



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